                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that each of the undersigned appoints James
A. Kirkman III as the attorney-in-fact and agent of the undersigned, with full power and authority of substitution, to execute for and on behalf of the undersigned all pre-effective and post-effective amendments or supplements to a shelf REGISTRATION STATEMENT ON FORM S-3 for the offerings of debt securities by NABISCO, INC., a New Jersey corporation (the "Company"), and all related documents and instruments, and to file the same with the Securities and Exchange Commission and with each exchange on which Company securities may be listed, granting to this attorney-in-fact and agent full power and authority to take such action as he deems advisable or necessary to carry out the intent of this Power of Attorney.


    IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the 22nd day of November, 1999.



                      SIGNATURE                                   TITLE
                      ---------                                   -----

               /s/ JULIUS L. CHAMBERS
     -------------------------------------------                Director
                 Julius L. Chambers

                /s/ JOHN L. CLENDENIN
     -------------------------------------------                Director
                  John L. Clendenin

                  /s/ RAY J. GROVES
     -------------------------------------------                Director
                    Ray J. Groves

               /s/ FRED H. LANGHAMMER
     -------------------------------------------                Director
                 Fred H. Langhammer

               /s/ H. EUGENE LOCKHART
     -------------------------------------------                Director
                 H. Eugene Lockhart

               /s/ THEODORE E. MARTIN
     -------------------------------------------                Director
                 Theodore E. Martin

               /s/ ROZANNE L. RIDGWAY
     -------------------------------------------                Director
                 Rozanne L. Ridgway